Exhibit 99.2

                              Certification of CFO
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Annual Report on Form 10-KSB for the fiscal year ended April 30, 2003
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Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Transnational Financial Network, Inc., a Delaware corporation (the "Company"), does hereby certify that:

1. The Company's Annual Report on Form 10-KSB for the fiscal year ended April 30, 2003 (the Form 10K-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    July 14, 2003                              By:      /s/ Katey Carroll
         Katey Carroll
         Chief Financial Officer